SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2010

ECB BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-24753	56-2090738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 337 Engelhard, North Carolina	27824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (252) 925-9411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Our 2010 annual meeting of shareholders was held on April 20, 2010. At the meeting, our shareholders:

•	elected three directors for terms of three years each;

•	approved a non-binding “say on pay” resolution regarding our executive compensation policies and practices; and

•	ratified the appointment of Dixon Hughes PLLC as our independent public accountants for 2010.

The following table describes the results of the voting at the annual meeting.

Name of Nominee or Description of Other Matter Voted On	Shares Voted “For”	Shares Voted “Against”	Shares Withheld or Abstained	Broker Nonvotes
Election of Directors:

Joseph T. Lamb, Jr.	1,601,136	-	6,999	554,964

A. Dwight Utz	1,600,996	-	7,139	554,964

Michael D. Weeks	1,597,367	-	10,768	554,964

Proposal to Approve Non-Binding “Say on Pay” Resolution	2,090,863	33,206	39,030	-0-

Proposal to Ratify Appointment of Independent Accountants	2,143,667	18,469	962	1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned hereunto duly authorized.

ECB BANCORP, INC.
(Registrant)

Date: April 23, 2010	By:	/S/ Thomas M. Crowder
Thomas M. Crowder
Chief Financial Officer